UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2005


                               ViewCast.com, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-29020
                            (Commission File Number)

Delaware                                                 75-2528700
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)


                     17300 North Dallas Parkway, Suite 2000
                            Dallas, Texas 75248-1191
             (Address of principal executive offices, with zip code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On April 19, 2005 ViewCast.com, Inc.issued a press release announcing the 100% conversion of its Series D Redeemable Convertible Preferred Stock. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this Form 8-K by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press Release issued April 19, 2005


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ViewCast.com, Inc.



Date:  April 19, 2005                           By: /s/ Laurie L. Latham
                                                   ------------------------
                                                   Laurie L. Latham
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------------------------------

99.1                       Press Release issued April 19, 2005